PRINCIPAL EXCHANGE-TRADED FUNDS

The date of this Prospectus is November 1, 2016, as revised May 2, 2017 and previously supplemented on November 15, 2016, March 17, 2017, March 31, 2017, and May 2, 2017.

Fund	Ticker Symbol	Principal U.S. Listing Exchange
Principal EDGE Active Income ETF	YLD	NYSE Arca
Principal Healthcare Innovators Index ETF	BTEC	The NASDAQ Stock Market LLC
Principal Millennials Index ETF	GENY	The NASDAQ Stock Market LLC
Principal Price Setters Index ETF	PSET	The NASDAQ Stock Market LLC
Principal Shareholder Yield Index ETF	PY	The NASDAQ Stock Market LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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PRINCIPAL EDGE ACTIVE INCOME ETF
Objective: The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.59%
Acquired Fund Fees and Expenses	0.11%
Total Annual Fund Operating Expenses	1.45%
Expense Reimbursement (1)	(0.80)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%

(1)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.65%. It is expected that the expense limits will continue through the period ending March 31, 2018; however, Principal Exchange-Traded Funds and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal EDGE Active Income ETF	$98	$410	$746	$1,693
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From July 8, 2015, date operations commenced, through June 30, 2016, the Fund's annualized portfolio turnover rate was 34.3% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, its assets in investment grade and non-investment grade fixed income securities (commonly known as "junk bonds") and in equity securities. In pursuing its strategies, the Fund invests in a diversified portfolio of a broad range of instruments. The Advisor actively and tactically allocates the Fund’s assets among fixed income securities and equity securities in an effort to take advantage of changing economic conditions that the Advisor believes favors one asset class over another. Based on the analysis of various economic indicators, the Advisor increases the allocation to the asset class that it believes has a higher probability of achieving the Fund’s objective of providing current income. The Fund actively trades portfolio securities.
Fixed Income. A portion of the Fund's net assets is invested in a diversified portfolio of investment grade and non-investment grade fixed income securities (commonly known as "junk bonds") issued by U.S., supranational and non-U.S. issuers, including investments in convertible bonds, inverse floating rate instruments, U.S. government and agency securities, asset-backed, mortgage-backed, and commercial mortgage-backed securities (securitized products), and sovereign debt. “Investment grade” securities are rated BBB- or higher by S&P Global Ratings ("S&P Global") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of those selecting such investments. “Non-investment grade” securities are rated Ba1 or lower by Moody’s and BB+ or lower by S&P Global. If the security has been rated by only one of those agencies, that rating will determine whether the security is below investment grade. If the security has not been rated by either of those agencies, those selecting such investments will determine whether the security is of a quality comparable to those rated below investment grade. The fixed income portfolio is not managed to a particular average duration or maturity.
Equity Securities. A portion of the Fund's net assets is invested in a diversified portfolio of dividend paying equity securities issued by companies located in the U.S. and/or foreign countries that trade on a U.S. or foreign exchange. The equity securities include common stocks, preferred stocks, master limited partnerships ("MLPs") and real estate investment trusts (“REITs”). Although not a factor in the selection of the equity securities, such securities generally are of medium market capitalization companies, which for this Fund are those with market capitalizations similar to companies in the Russell Midcap® Index (as of September 30, 2016, this range was between approximately $213.0 million and $43.8 billion).
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Convertible Securities Risk. Convertible securities are bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•	Medium Market Capitalization Companies. Investments in medium-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Inverse Floating Rate Investments Risk. Inverse floating rate investments are extremely sensitive to changes in interest rates and in some cases their market value may be extremely volatile.
Market Trading Risks. The Fund faces numerous market trading risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.

Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. The Fund serves as an underlying fund of one or more funds of funds and is therefore subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-787-1621 or online at www.PrincipalETFs.com.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	Charles D. Averill (since 2015), Portfolio Manager

•	Todd A. Jablonski (since 2015), Chief Investment Officer and Portfolio Manager

•	Paul S. Kim (since 2015), Portfolio Manager

•	Daniela Spassova (since 2016), Portfolio Manager

•	Gregory L. Tornga (since 2017), Head of Fixed Income and Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are expected to be listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL HEALTHCARE INNOVATORS INDEX ETF

Objective:	The Fund seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq Healthcare Innovators Index (the "Index").
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.42%
Other Expenses	—%
Total Annual Fund Operating Expenses(1)	0.42%

(1)
The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Principal Healthcare Innovators Index ETF	$43	$135
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index is designed to provide exposure to equity securities (including growth and value stock) of small and medium capitalization U.S. healthcare companies. Most of the companies in the Index are "early-stage companies" within the healthcare equipment and supplies, pharmaceuticals, biotechnology, and life sciences industries. Examples of early-stage companies in these industries include companies developing products and services and companies in the pre-marketing stage seeking regulatory approvals.
The Index is based on a proprietary methodology developed by PGI in collaboration with the Index provider. To be eligible for inclusion in the Index, a security must be a component of the Nasdaq US Benchmark Index and each security must be classified as Health Care according to the Industry Classification Benchmark (ICB). Securities are ranked based upon their market capitalization and liquidity. The index is evaluated semi-annually in April and October and employs a modified market capitalization weighting methodology. Final eligible securities receive a maximum weight of 3% and all excess weight is distributed proportionally across the remaining index securities. Although PGI expects that the Index provider will consult with PGI regarding any changes to the initial proprietary methodology used for the Index, the Index provider maintains full discretion over the Index and resulting components. The Index provider will maintain the index in accordance with the index methodology. More detailed information about the Index methodology is provided in the prospectus under Fund Account Information.

The Fund employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Fund typically employs a "full replication" strategy which involves investing in all the securities that make up the Index, in the same approximate proportions as the Index. The Fund can, however, use a “sampling” methodology to purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The Fund can also invest in securities not included in the Index that the Advisor believes will help the fund track the Index. Given the present composition of the Index, the Fund expects to have more than 25% of its assets invested in the healthcare industry.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies. Investments in small-and medium-sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.

•
Healthcare Industry Risk. Given the present composition of the Index, the Fund expects to have more than 25% of its assets invested in the healthcare industry. A fund that invests in securities of companies in the healthcare industry (which are companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services) is subject to the direct risks of investing in such companies. These companies are subject to extensive competition (due to, among others, generic drug sales or the loss of patent protection), product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a proposed product will ever come to market. Such companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Healthcare facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Index Fund Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares.
Market Trading Risks. The Fund faces numerous market trading risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the Nasdaq U.S. Healthcare Innovators Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-787-1621 or online at www.PrincipalETFs.com.

Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	Paul S. Kim (since 2016), Portfolio Manager

•	Mark R. Nebelung (since 2016), Portfolio Manager

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information" for more information.)
Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are expected to be listed for trading on The NASDAQ Stock Market LLC ("NASDAQ") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL MILLENNIALS INDEX ETF

Objective:	The Fund seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq Global Millennial Opportunity Index (the "Index").
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	—%
Total Annual Fund Operating Expenses(1)	0.45%

(1)
The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Principal Millennials Index ETF	$46	$144
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index is designed to provide exposure to global equity securities of companies that are impacted by the spending and lifestyle activities of the Millennial generation, which refers to people born from 1980 to the mid-2000s. The Index may include equity securities of different market capitalizations (small, medium, or large) and styles (growth or value) and is weighted based upon capitalization and exposure to Millennials. Market segments with the greatest Millennial exposure are likely to include, without limitation, consumer goods (including fashion and apparel), social media and e-commerce, and digital media and technology.
The Index is based on a proprietary methodology developed by PGI in collaboration with the Index provider. To be eligible for inclusion in the Index, a security must be a component of the Nasdaq Global Index. However, a security that is not a component of the Nasdaq Global Index may be eligible if it is listed on an eligible global exchange and otherwise meets all of the eligibility criteria. Each security's exposure to Millennials is determined using a proprietary, multi-step research process. Each company is identified as having low, medium, or high exposure to Millennials based on the materiality of the company's exposure to Millennial-related themes and the potential role of Millennials in driving long-term growth. To be eligible for the Index, a security must have high or medium exposure to Millennials. "Medium exposure" means that Millennials-related products, technologies, services and solutions are an important factor of the company's business model, strategy and research and development, and are material to sales and/or growth. "High exposure" means that Millennials-related products, technologies, services and solutions are core to the company's business model, strategy and research and development, and are material to sales and/or growth.

Securities of companies having high exposure to Millennials receive 70% of the weight of the index, and securities of companies having medium exposure to Millennials receive 30% of the weight of the index. The Index is evaluated once per year in March, and securities must have a minimum market capitalization of $200M in order to be included. Although PGI expects that the Index provider will consult with PGI regarding any changes to the initial proprietary methodology used for the Index, the Index provider maintains full discretion over the Index and resulting components. The Index provider will maintain the index in accordance with the index methodology. More detailed information about the Index methodology is provided in the prospectus under Fund Account Information.
The Fund employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Fund typically employs a "full replication" strategy which involves investing in all the securities that make up the Index, in the same approximate proportions as the Index. The Fund can, however, use a “sampling” methodology to purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The Fund can also invest in securities not included in the Index that the Advisor believes will help the fund track the Index. The Fund will not concentrate its investments (invest more than 25% of its assets) in a particular industry except to the extent the Index is so concentrated.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Consumer Goods and Consumer Services Sectors Risk. The Fund expects to invest in securities of companies in the consumer services and consumers goods sectors to the extent the Index is composed of such securities. Such companies are particularly subject to risks related to performance of the overall global economy, interest rates, competition, government regulation, and consumer confidence. Success depends heavily on disposable income and consumer spending, and is also impacted by consumer interest and marketing campaigns. Companies in these sectors may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can affect the demand for, and success of, consumer goods and services in the marketplace.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns

•	Small and Medium Market Capitalization Companies. Investments in small- and medium-sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Foreign Currency Risk.  Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares.

Information Technology Sector Risk. The Fund expects to invest in securities of companies in the information technology sector to the extent the Index is composed of such securities. Such companies may face dramatic and often unpredictable changes in growth rates and are particularly vulnerable to changes in technology product cycles, product obsolescence, government regulation, and competition, both domestically and internationally. Such companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Market Trading Risks. The Fund faces numerous market trading risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the Nasdaq Global Millennial Opportunity Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-787-1621 or online at www.PrincipalETFs.com.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	Paul S. Kim (since 2016), Portfolio Manager

•	Mark R. Nebelung (since 2016), Portfolio Manager

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information" for more information.)
Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are expected to be listed for trading on The NASDAQ Stock Market LLC ("NASDAQ") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL PRICE SETTERS INDEX ETF

Objective:	The Fund seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq U.S. Price Setters Index (the "Index").
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	—%
Total Annual Fund Operating Expenses(1)	0.40%

(1)
The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Principal Price Setters Index ETF	$41	$128
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From March 21, 2016, date operations commenced, through June 30, 2016, the Fund's annualized portfolio turnover rate was 0.0% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index is designed to provide exposure to equity securities of mid- to large-capitalization U.S. companies within the Nasdaq U.S. Large Mid Cap Index which exhibit high degrees of pricing power. "Pricing power" refers to the extent to which a company can raise the prices of its products without reducing the demand for them.
The Index is based on a proprietary methodology developed by PGI in collaboration with the Index provider. To be eligible for inclusion in the Index, a security must be a component of the Nasdaq US Large Mid Cap Index (NQUSBLM) and must be a top 550 name by market capitalization. Securities are ranked based upon the following eleven factors: Earnings per share ("EPS") Growth (1 year), EPS Growth (3 year), operating margin, operating margin growth (1 year), 12 months return volatility, sales growth (3 year), return on equity, the coefficient of variation of 7 year EPS, earning quality, the standard deviation of 7 year operating margin, and the coefficient of variation of second fiscal year EPS estimate. The average of the 11 factor scores is taken to create one score in a scale of 1 to 10 (1 = best). Then, a final rank is created based upon the average score of each security, with full market cap determining the outcome if there is a tie. Lastly, the top 150 securities by final rank are selected. The Index employs a modified equal dollar weighting methodology such that securities in the top 50 by rank receive 50% of the index weight, the top 51-100 receive 35% of the index weight, and the top 101-150 receive 15% of the index weight. Each security’s Index market value is rebalanced in March; in short, the top 50 names receive a weight of 1.0% each, the following 51-100 securities receive a weight of 0.7% each and the following 101-150 securities receive a weight of 0.3% each. Although PGI expects that the Index provider will consult with PGI regarding any changes to the initial proprietary methodology used for the Index, the Index provider maintains full discretion over the Index and resulting components. The Index provider will maintain the index in accordance with the index methodology. More detailed information about the Index methodology is provided in the prospectus under Fund Account Information.
The Fund employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Fund typically employs a "full replication" strategy which involves investing in all the securities that make up the Index, in the same approximate proportions as the Index. The Fund can, however, use a “sampling” methodology to purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The Fund can also purchase securities not included in the Index that the Advisor believes will help the fund track the Index. The Fund will not concentrate its investments (invest more than 25% of its assets) in a particular industry except to the extent the Index is so concentrated.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•	Medium Market Capitalization Companies. Investments in medium-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Index Fund Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares.
Market Trading Risks. The Fund faces numerous market trading risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the Nasdaq U.S. Price Setters Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-787-1621 or online at www.PrincipalETFs.com.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	Paul S. Kim (since 2016), Portfolio Manager

•	Mark R. Nebelung (since 2016), Portfolio Manager

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are expected to be listed for trading on The NASDAQ Stock Market LLC ("NASDAQ") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL SHAREHOLDER YIELD INDEX ETF

Objective:	The Fund seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq U.S. Shareholder Yield Index (the "Index").
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	—%
Total Annual Fund Operating Expenses(1)	0.40%

(1)
The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Principal Shareholder Yield Index ETF	$41	$128
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From March 21, 2016, date operations commenced, through June 30, 2016, the Fund's annualized portfolio turnover rate was 7.1% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index is designed to provide exposure to equity securities of mid- to large-capitalization U.S. companies within the Nasdaq U.S. Large Mid Cap Index which exhibit high degrees of sustainable, shareholder yield. "Shareholder yield" refers to the collective financial impact on a company's shareholders from the return of free cash flow through cash dividends, stock repurchases, and debt reduction.
The Index is based on a proprietary methodology developed by PGI in collaboration with the Index provider. To be eligible for inclusion in the Index, a security must be a component of the Nasdaq US Large MidCap Index and the security must have paid a regular dividend in the prior year. Securities are ranked based upon the following nine factors: dividend yield, buyback yield, dividend payout per share, free cash flow to price, free cash flow growth 3-year Sharpe ratio, EBITDA to debt ,dividend yield historical valuation (3-year and 5-year), dividend growth (1-year, 3-year and 5-year), and free cash flow (1-year, 3-year and 5-year). The final rank is used to determine a final decile score, and securities in the top two deciles are then selected. The Index employs a modified equal dollar weighting methodology such that securities in the top two deciles receive 65% and 35% of the index weight, respectively. Each security’s Index market value is rebalanced in March to an equal dollar value corresponding to an equal percent weight within each decile. Although PGI expects that the Index provider will consult with PGI regarding any changes to the initial proprietary methodology used for the Index, the Index provider maintains full discretion over the Index and resulting components. The Index provider will maintain the index in accordance with the index methodology. More detailed information about the Index methodology is provided in the prospectus under Fund Account Information.

The Fund employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Fund typically employs a "full replication" strategy which involves investing in all the securities that make up the Index, in the same approximate proportions as the Index. The Fund can, however, use a “sampling” methodology to purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The Fund can also purchase securities not included in the Index that the Advisor believes will help the fund track the Index. The Fund will not concentrate its investments (invest more than 25% of its assets) in a particular industry except to the extent the Index is so concentrated.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•	Medium Market Capitalization Companies. Investments in medium-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Index Fund Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares.
Market Trading Risks. The Fund faces numerous market trading risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the Nasdaq U.S. Shareholder Yield Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-787-1621 or online at www.PrincipalETFs.com.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	Paul S. Kim (since 2016), Portfolio Manager

•	Mark R. Nebelung (since 2016), Portfolio Manager

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are expected to be listed for trading on The NASDAQ Stock Market LLC ("NASDAQ") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Fund’s Statement of Additional Information (“SAI”), the Board of Trustees may change any Fund's objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.
Each Fund is designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of a Fund before making an investment; it is possible to lose money by investing in a Fund.
Holdings Disclosure
The EDGE Active Income ETF is actively managed and does not seek to replicate the performance of a specified index. Each of the other Funds is passively managed and seeks to replicate the performance of a specified index. On each business day, before commencement of trading on the exchange, each Fund will disclose on www.PrincipalETFs.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of the Fund’s net asset value at the end of the business day.
Active Management
The performance of a fund that is actively managed will reflect in part the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund's investment objective. Actively-managed funds may invest differently from the benchmark against which the fund's performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, the macroeconomic backdrop, the balance between supply and demand for certain asset classes, the credit quality of individual issuers, the fundamental strengths of corporate issuers, and other general market conditions.
An active fund's investment performance depends upon the successful allocation of the fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Passive Management (Index Funds)
Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Some index funds attempt to fully replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, index funds may use a "sampling" approach and may not be invested in the less heavily weighted securities held by the index. Some index funds may invest in index futures and/or exchange traded funds on a daily basis to gain exposure to the index in an effort to minimize tracking error relative to the benchmark.
It is unlikely that an index fund's performance will perfectly correlate with the performance of the fund's relevant index. An index fund's ability to match the performance of its index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.

Liquidity
Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.
Market Volatility and Securities Issuers
The value of a Fund's portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a Fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a Fund.
Temporary Defensive Measures
From time to time, as part of its investment strategy, a Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, each Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Trading Issues
Although the shares of the Funds are expected to be listed on the exchange identified in the fund summary for each Fund, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable. In addition, trading in Shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange's "circuit breaker" rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Strategy and Risk Table
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal (meaning they are relevant to a Fund but to a lesser degree than those designated as principal), or not applicable for each Fund. The SAI contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	Principal EDGE Active Income ETF	Principal Healthcare Innovators Index ETF	Principal Millennials Index ETF
Bank Loans (also known as Senior Floating Rate interests)	Non-Principal	Not Applicable	Not Applicable
Convertible Securities	Principal	Not Applicable	Not Applicable
Derivatives	Non-Principal	Not Applicable	Not Applicable
Emerging Markets	Non-Principal	Not Applicable	Not Applicable
Equity Securities	Principal	Principal	Principal
• Growth Stock	Non-Principal	Principal	Principal
• Small and Medium Capitalization Companies	Principal	Principal	Principal
• Value Stock	Non-Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Not Applicable	Not Applicable
Fixed-Income Securities	Principal	Not Applicable	Not Applicable
Foreign Currency	Principal	Non-Principal	Principal
Foreign Securities	Principal	Non-Principal	Principal
Hedging	Non-Principal	Not Applicable	Not Applicable
High Yield Securities	Principal	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Principal (1)	Non-Principal (1)
Inverse Floating Rate Investments	Principal	Not Applicable	Not Applicable
Investment Company Risk	Non-Principal	Not Applicable	Not Applicable
Leverage	Non-Principal	Not Applicable	Not Applicable
Master Limited Partnerships (MLPs)	Principal	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Not Applicable	Not Applicable
Portfolio Duration	Principal	Not Applicable	Not Applicable
Portfolio Turnover (Active Trading)	Principal	Not Applicable	Not Applicable
Preferred Securities	Principal	Not Applicable	Not Applicable
Real Estate Investment Trusts (REITs)	Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Non-Principal	Non-Principal
Redemption Risk	Principal	Not Applicable	Not Applicable
Repurchase Agreements	Non-Principal	Not Applicable	Not Applicable
Securitized Products	Principal	Not Applicable	Not Applicable
Shares May Trade at Prices Different Than NAV	Principal	Principal	Principal
U.S. Government and U.S. Government-Sponsored Securities	Principal	Not Applicable	Not Applicable

(1)	An index Fund using a replication strategy may concentrate (invest more than 25% of its assets) its investments in a particular industry only to the extent the relevant index is so concentrated.

INVESTMENT STRATEGIES AND RISKS	Principal Price Setters Index ETF	Principal Shareholder Yield Index ETF
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable
Convertible Securities	Not Applicable	Not Applicable
Derivatives	Not Applicable	Not Applicable
Emerging Markets	Not Applicable	Not Applicable
Equity Securities	Principal	Principal
• Growth Stock	Non-Principal	Non-Principal
• Small and Medium Capitalization Companies	Principal	Principal
• Value Stock	Non-Principal	Non-Principal
Exchange Traded Funds (ETFs)	Not Applicable	Not Applicable
Fixed-Income Securities	Not Applicable	Not Applicable
Foreign Currency	Not Applicable	Not Applicable
Foreign Securities	Not Applicable	Not Applicable
Hedging	Not Applicable	Not Applicable
High Yield Securities	Not Applicable	Not Applicable
Industry Concentration	Non-Principal (1)	Non-Principal (1)
Inverse Floating Rate Investments	Not Applicable	Not Applicable
Investment Company Risk	Not Applicable	Not Applicable
Leverage	Not Applicable	Not Applicable
Master Limited Partnerships (MLPs)	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable
Portfolio Duration	Not Applicable	Not Applicable
Portfolio Turnover (Active Trading)	Not Applicable	Not Applicable
Preferred Securities	Not Applicable	Not Applicable
Real Estate Investment Trusts (REITs)	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal
Redemption Risk	Not Applicable	Not Applicable
Repurchase Agreements	Not Applicable	Not Applicable
Securitized Products	Not Applicable	Not Applicable
Shares May Trade at Prices Different Than NAV	Principal	Principal
U.S. Government and U.S. Government-Sponsored Securities	Not Applicable	Not Applicable

(1)	An index Fund using a replication strategy may concentrate (invest more than 25% of its assets) its investments in a particular industry only to the extent the relevant index is so concentrated.
Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are secured by specific collateral, and have a claim on the Borrower's assets and/or stock that is senior to that held by the Borrower's unsecured subordinated debtholders and stockholders. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by a fund are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. Bank loan interests may not be considered "securities," and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause a fund to be unable to realize full value and thus cause a material decline in a fund's net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet a fund's redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow to remain fully invested while awaiting settlement.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments may occur.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers. Convertible securities allow a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:

•	increased volatility of a fund and/or the failure of the investment to mitigate volatility as intended;

•	the inability of those managing investments of the fund to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;

•	losses caused by unanticipated market movements, which may be substantially greater than a fund's initial investment and are potentially unlimited;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
There are many different types of derivatives and many different ways to use them. The specific derivatives that are principal strategies of each Fund are listed in its Fund Summary.

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Funds may seek exposure to commodity markets through investments in commodity index-linked notes, which are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. These notes expose a fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, a fund may receive more or less principal than it originally invested. A fund may also receive interest payments on the note that are less than the stated coupon interest payments.

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Credit Default Swap Agreements may be entered into by a fund as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

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Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.

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Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by funds for hedging purposes in an effort to protect a fund from loss due to changing interest rates, securities prices, asset values, currency exchange rates, or other market conditions; non-hedging purposes to seek to increase the fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by a fund and the price of the derivative instrument. If a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.

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Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Emerging Markets
The Fund considers a security to be tied economically to an emerging market country (an “emerging market security”) if the issuer of the security has its principal place of business or principal office in an emerging market country, has its principal securities trading market in an emerging market country, or derives a majority of its revenue from emerging market countries.
Usually, the term "emerging market country" (also called a "developing country") means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). These countries generally exclude the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging market countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Equity Securities
Equity securities include common stocks, preferred stock, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Some Funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in each Fund’s portfolios and their related indexes will change over time, and, except to the extent consistent with its principal investment strategies, a Fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Growth Stock
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Small and Medium Market Capitalization Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline.The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Value Stock
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Exchange Traded Funds ("ETFs")
Generally, ETFs (and other exchange-traded equity securities, such as exchange-traded products) invest in a portfolio of securities, but they may also invest in other assets, such as securities indices, government bonds, or currencies. Often ETFs are a type of index fund or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A Fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which a Fund invests.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. Examples include corporate bonds, convertible bonds, asset-backed securities, residential and commercial mortgage-backed securities, agency securities (such as debt instruments issued by U.S. government-sponsored entities and other federally-related entities), inverse floaters, covered securities, sinking fund securities, equipment trust certificates, sovereign bonds, pay-in-kind securities (which pay investors in the form of additional securities rather than cash), and step coupon securities (which pay interest at predetermined rates that increase or decrease over time).
Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, the Fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the Fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
Fixed-income securities are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Funds may invest in fixed-income securities of companies with small- or medium-sized market capitalizations. Investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency
Certain of a fund's investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to "lock in" the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
The Fund considers a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, the Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund's investments in those countries. In addition, the Fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of the Fund's portfolio. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
If a fund's portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not over-weighted in that region.

Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a Fund’s hedging strategy will be subject to the ability of those managing the Fund's investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the ability of those managing the Fund's investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the Fund's investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing the Fund's investments will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative.
Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, under certain circumstances, such securities may be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.
High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, the Fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.
The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the security if those managing the Fund's investments think it is in the best interest of shareholders.
Industry Concentration
A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a fund’s concentration in a particular industry would increase the possibility that the fund’s performance will be affected by such factors.

Inverse Floating Rate Investments
Inverse floating rate investments are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate investments in which the Funds may invest may include derivative instruments, such as residual interest bonds or tender option bonds. Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and the inverse floating residual interests, which are purchased by the Funds. The Funds generally invest in inverse floating rate investments that include embedded leverage, thus exposing the Funds to greater risks and increased costs. The market value of a "leveraged" inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The Funds making such an investment will segregate on its books liquid securities having a value equal to the market value of the bonds underlying the “leveraged” inverse floating rate investment.
Investment Company Risk
Because the Fund may invest in other investment companies, its investment performance may depend on the investment performance of the underlying investment companies in which it invests. An investment in an investment company is subject to the risks associated with that investment company. Fund shareholders indirectly bear their proportionate share of the expenses of the investment companies in which the Fund invests.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Master Limited Partnerships (MLPs)
Master limited partnerships tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, because of a change in current law or a change in an MLP's business, an MLP were to be treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were to be classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
Municipal Obligations and AMT-Subject Bonds
The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in the Fund.
Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.
Portfolio Duration
Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
Portfolio Turnover (Active Trading)
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may lower the Fund's performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
Preferred Securities
Preferred securities include preferred stock and various types of subordinated debt and convertible securities, including contingent convertible securities ("CoCos"). Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and are junior to all forms of the company's senior debt, but may have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the Fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.

Real Estate Investment Trusts ("REITs")
Real estate investment trust securities involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a Fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption Risk
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Principal Global Investors, LLC ("PGI") is the advisor to the Principal Funds, Inc. ("PFI") and Principal Variable Contracts Funds, Inc. ("PVC") funds of funds, including the SAM Portfolios and each of their underlying funds, which may include Principal Exchange-Traded Funds. PGI is committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds of funds that it manages. PGI may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of June 30, 2016, the PFI and PVC SAM Portfolios owned the following percentage, in the aggregate, of the outstanding shares of the underlying fund listed below:

Fund	Total Percentage of Outstanding Shares Owned
Principal EDGE Active Income ETF	94.42%
Repurchase Agreements
Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties the Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Securitized Products
Securitized products are fixed income instruments that represent interests in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s). The fund’s investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment-grade or below-investment-grade.

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Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. MBS are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans may be prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

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Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties. Certain CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests usually influences the interest rate, credit, and prepayment risks.

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Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, truck and auto loans, student loans, leases and credit card receivables. ABS entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.

Shares May Trade at Prices Different Than NAV
The net asset value (NAV) of the Shares generally will fluctuate with changes in the market value of each Fund's holdings. The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the respective exchanges, PGI cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities held by the Fund (individually or in the aggregate) at any time.
Only Authorized Participants may engage in creation or redemption transactions directly with each Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund, and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Such disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV.
With respect to Funds that invest in foreign securities, since foreign exchanges may be open on days when such a Fund does not price its shares, the value of the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Additionally, such Funds may be subject to heightened risks since Authorized Participants may be required to post collateral with such investments, which only certain Authorized Participants are able to do.
If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Given that Shares can be created and redeemed only in Creation Units at NAV, PGI believes that large discounts and premiums should not be sustained over the long term.

U.S. Government and U.S. Government-Sponsored Securities
U.S. Government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.
Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. Government.
There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.
PORTFOLIO HOLDINGS INFORMATION
A description of each Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the SAI.
MANAGEMENT OF THE FUNDS
The Manager
Principal Global Investors, LLC (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. (“Principal®”), serves as the manager for the Fund. Principal Management Corporation, previously an affiliate of PGI, served as manager to the Fund. prior to its merger with and into PGI on May 1, 2017.
Through the Management Agreement with the Fund, PGI provides investment advisory services and certain corporate administrative services for the Fund. Along with serving as investment advisor to the Fund, PGI is part of a diversified global asset management organization which utilizes a multi-boutique strategy of specialized investment groups and affiliates to provide institutional investors and individuals with diverse investment capabilities, including fixed income, equities, real estate, currency, asset allocation and stable value. PGI's address is 711 High Street, Des Moines, IA 50392. PGI also has asset management offices of affiliate advisors in non-U.S. locations including London, Singapore, Tokyo, Hong Kong and Sydney. PGI has been an investment advisor since 1998.
In addition to serving as the investment advisor or manager for the Fund, PGI serves as the discretionary advisor (directly making decisions to purchase or sell securities) for each Fund. For the Principal Edge Active Income ETF, some of these services are provided by "Edge Asset Management", a specialized boutique of PGI.
PGI provides the Trustees with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the PGI advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.
Portfolio Managers
The Fund summary identifies the portfolio managers of the Fund. Additional information about the portfolio managers follows. The SAI provides additional information about each portfolio manager’s compensation, other accounts the portfolio managers manage, and each portfolio manager’s ownership of securities in the Fund.
As reflected in the Fund Summary, the day-to-day portfolio management for each Fund is shared by multiple portfolio managers. Except as described below for the Principal EDGE Active Income ETF, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the Fund's portfolio with no limitation on the authority of one portfolio manager in relation to another.
For the Principal EDGE Active Income ETF, Charles Averill, Todd Jablonski, and Gregory Tornga are the Fund's portfolio managers responsible for the ongoing management of the Fund’s asset allocation and implementation into specific securities. Paul Kim and Daniela Spassova are the portfolio managers responsible for implementation of the Fund in a manner which seeks to avoid detrimental effect on the Fund’s next day Creation Unit. Within each of the foregoing groups of portfolio managers, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the Fund's portfolio with no limitation on the authority of one portfolio manager in relation to another.

Charles D. Averill has been with PGI since 2017. Prior thereto, he was with Edge Asset Management, Inc. (which merged with and into PGI in 2017) since 1990. He earned a bachelor’s degree in Economics from Reed College and an M.A. in Economics from Princeton University. Mr. Averill has earned the right to use the Chartered Financial Analyst designation.
Todd A. Jablonski has been with PGI since 2017. Prior thereto, he was with Edge Asset Management, Inc. (which merged with and into PGI in 2017) since 2010. He earned a bachelor’s degree in Economics from the University of Virginia and an M.B.A. with an emphasis in Quantitative Finance from New York University's Stern School of Business. Mr. Jablonski has earned the right to use the Chartered Financial Analyst designation.
Paul S. Kim has been with PGI since 2015. Previously, he was a senior vice president at PIMCO from 2009-2015. He earned a bachelor’s degree in Economics from Dartmouth College and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania. Mr. Kim has earned the right to use the Chartered Financial Analyst designation.
Mark R. Nebelung has been with PGI since 1997. As a co-employee of PGI and Principal Global Investors (Europe) Limited, Mr. Nebelung manages Principal Exchange-Traded Funds assets as an employee of PGI. He earned his bachelor's degree in Actuarial Science and Statistics from the University of Waterloo, Canada. He has earned the right to use the Chartered Financial Analyst designation.
Jeffrey A. Schwarte has been with PGI since 1993. He earned a bachelor’s degree in Accounting from the University of Northern Iowa. Mr. Schwarte has earned the right to use the Chartered Financial Analyst designation.
Daniela Spassova has been with PGl since 1999. She earned an M.B.A. from the University of Iowa and a Master of Arts from Sofia University. She has earned the right to use the Chartered Financial Analyst designation.
Gregory L. Tornga has been with PGI since 2017. Prior thereto, he was with Edge Asset Management, Inc. (which merged with and into PGI in 2017) since 2011. He earned a bachelor’s degree from the University of Michigan and an M.B.A. from the Argyros School of Business at Chapman University. Mr. Tornga has earned the right to use the Chartered Financial Analyst designation.

Fees Paid to PGI
The Funds pay PGI a fee for its services, which includes the fee PGI pays to State Street Bank and Trust for fund administration, fund accounting and other services.
The management fee schedule for Principal EDGE Active Income ETF, which has not completed a full fiscal year, is as follows:

Fund	First $500 Million	Next $500 Million	Next $500 Million	Over $1.5 Billion
Principal EDGE Active Income ETF	0.75%	0.73%	0.71%	0.70%
For the other Funds, pursuant to the Management Agreement between the Fund and PGI, PGI pays all operating expenses of each Fund, except interest expenses, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, acquired fund fees and expenses, future distribution fees or expenses, and extraordinary expenses. The management fee schedules for these Funds, which have not completed a full fiscal year, are as follows:

Fund	First $500 Million	Next $500 Million	Next $500 Million	Over $1.5 Billion
Principal Healthcare Innovators Index ETF	0.42%	0.40%	0.38%	0.37%
Principal Millennials Index ETF	0.45%	0.43%	0.41%	0.40%
Principal Price Setters Index ETF	0.40%	0.38%	0.36%	0.35%
Principal Shareholder Yield Index ETF	0.40%	0.38%	0.36%	0.35%

Availability of the discussions regarding the basis for the Board of Trustees approval of the various management agreements is as follows:

	Annual Report to Shareholders for the period ending June 30, 2016	Semi-Annual Report to Shareholders for the period ending December 31, 2016
Fund	Management Agreement	Management Agreement
Principal EDGE Active Income ETF, Principal Price Setters Index ETF, and Principal Shareholder Yield Index ETF	X
Principal Healthcare Innovators Index ETF and Principal Millennials Index ETF		X
Manager of Managers
Principal Exchange-Traded Funds (the "Trust") operates as a Manager of Managers. Under an order received from the SEC (the "current order"), the Trust and PGI may enter into and materially amend agreements with unaffiliated and wholly-owned affiliated sub-advisors (affiliated sub-advisors which are at least 95% owned, directly or indirectly, by PGI or an affiliated person of PGI) without obtaining shareholder approval. PGI may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.
Additionally, the Trust has applied to the SEC for an amended exemptive order, which if granted, would allow PGI to also enter into and materially amend agreements with majority-owned affiliated sub-advisors (affiliated sub-advisors which are at least 50% owned, directly or indirectly, by PGI or an affiliated person of PGI) (the "majority-owned order"). There is no assurance, however, that the SEC will grant the majority-owned order.
PGI has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No fund will rely on the current order, the majority-owned order, or any future order until it receives approval from its shareholders (or in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to other purchasers).
The shareholders of each Fund have approved the Fund’s reliance, and the Funds intend to rely, on the current order. The shareholders of each Fund have also approved reliance, and the Funds intend to rely, on the majority-owned relief, should the SEC grant that relief in the future.
DISTRIBUTOR AND OTHER FUND SERVICE PROVIDERS
ALPS Distributor, Inc. (the "Distributor") serves as the distributor of Creation Units for the Funds. The Distributor does not maintain a secondary market in Shares.
State Street Bank and Trust Company is the sub-administrator, custodian, transfer agent, and dividend disbursing agent for the Funds.
PRICING OF FUND SHARES
The Funds will directly issue and redeem Shares on a continuous basis, to and from Authorized Participants, at net asset value (NAV) per Share in aggregations of 50,000 Shares called “Creation Units.” The value of the Funds' Shares bought and sold in the secondary market (on the exchange identified in each Fund summary) will be determined by market price, as described in the section below.
The Board of Trustees has delegated day-to-day valuation oversight responsibilities to PGI. PGI has established a Valuation Committee to fulfill these oversight responsibilities. The New York Stock Exchange (“NYSE”) will disseminate every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association an amount representing, on a per Share basis, the sum of the current value of the Portfolio Positions that were publicly disclosed prior to the commencement of trading in Shares on the NYSE. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV of the Funds is calculated each day the NYSE is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time). The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE.
Notes:

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If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Trustees. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.

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The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

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Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which those managing the investments of the Fund expect the securities may be sold.

Fund Share Trading Prices – Secondary Market
The trading prices of Shares of a Fund on the exchange may differ from the Funds' daily NAV. The price of the Shares will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio securities. Secondary market Shares, which are available for purchase or sale on an intraday basis, do not have a fixed relationship to either the previous day’s NAV or to the current day’s NAV. Prices in the secondary market, therefore, may be below, at, or above the most recently calculated NAV per Share.
The approximate value of shares of each Fund, known as the “indicative optimized portfolio value” (“IOPV”) will be disseminated every fifteen seconds throughout the trading day by the national securities exchange on which a Fund is listed or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no warranty as to its accuracy.
Shares of each Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.
Information regarding how often the Shares of each Fund trade on the exchange at a price above (at a premium) or below (at a discount) the NAV per Share of the Fund during the past four calendar quarters (if available) can be found at www.PrincipalETFs.com. Data presented represents past performance and cannot be used to predict future results.
PURCHASE AND SALE OF FUND SHARES
Generally
Shareholders who are not Authorized Participants or “APs" will not be able to purchase or redeem Shares directly with or from the Funds. As a result, most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are expected to be listed for trading on the secondary market on the exchange identified in the fund summary for each fund. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments. Shares of the Funds trade under the symbols set forth on the cover of this prospectus. Contact your broker for additional information on how to buy and sell Shares.
The Funds will directly issue shares to APs on a continuous basis at net asset value (NAV) per Share in aggregations of 50,000 Shares called “Creation Units,” in exchange for portfolio securities. APs may acquire Shares directly from the Funds, and APs may tender their Shares for redemption directly to the Funds, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI. An AP is either: (a) a broker or dealer registered under the Exchange Act or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Commission and affiliated with the Depository Trust Company (“DTC”); or (b) a participant in the DTC (such participant, “DTC Participant”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and in exchange for portfolio securities and/or cash. A Creation Unit of the Funds will consist of a block of 50,000 shares, which is subject to change.
All orders to purchase or redeem Creation Units must be placed through an AP that has entered into a participant agreement with the Distributor with respect to the creation and redemption of Creation Units. An investor purchasing or redeeming a Creation Unit from the Funds may be charged a fee (“Transaction Fee”) to protect existing shareholders of the Funds from the dilutive costs associated with the purchase and redemption of Creation Units.
PGI may recommend to the Board, and the Board may elect, to liquidate and terminate a Fund at any time without shareholder approval.

Note:
No salesperson, broker-dealer, or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by the Trust, the Funds, PGI, any Sub-Advisor, or the Distributor.

Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.
DIVIDENDS AND DISTRIBUTIONS
The Funds intend to generally make distributions of net income:

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monthly for the Principal EDGE Active Income ETF. The factors that could affect a Fund’s ability to make regular monthly distributions include, without limitation, changes in interest rates, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of the Fund’s prior distributions. Each Fund seeks to tailor the amount of its monthly income payments to moderate fluctuations in the amounts it distributes to shareholders over the course of the year. Although each Fund attempts to moderate fluctuations, the amounts it distributes to shareholders are not fixed and may not be the same each month. Further, neither Fund guarantees it will make any monthly income payments to its shareholders.

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quarterly for the Principal Healthcare Innovators Index ETF, Principal Millennials Index ETF, Principal Price Setters Index ETF and Principal Shareholder Yield Index ETF. The Funds do not guarantee they will make any quarterly payments to their shareholders.

The Funds do not expect to make distributions that will be treated as return of capital, although no Fund can guarantee that it will not do so. Return of capital represents the return of a shareholder’s original investment in Fund shares, not a dividend from the Fund’s profits and earnings. If a Fund’s distributions are treated as a return of capital, the distributions themselves may not be taxable, but they will lower a shareholder's basis in the Fund shares so that when such shares are sold (even if they are sold at a loss on the original investment), the shareholder may be obligated to pay taxes on the capital gains. At the end of the year, the Funds may be required under applicable law to re-characterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.
To the extent that distributions a Fund pays are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our website at www.PrincipalETFs.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-787-1621. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will provide shareholders with information for reporting these distributions for federal income tax purposes.
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
FREQUENT PURCHASES AND REDEMPTIONS
Shares of the Funds are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”), because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. Further, each Fund may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs each Fund incurs in effecting trades which may help minimize the potential consequences of frequent purchases and redemptions of shares. For these reasons, the Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Funds. Each Fund reserves the right, without prior written notice, to reject orders from APs that the Fund determines to be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.
TAX CONSIDERATIONS
The following discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled "Taxes" in the SAI.
Taxes
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	a Fund makes distributions,

•	you sell your Shares listed on the exchange, and

•	you purchase or redeem Creation Units.
Taxes on Distributions
As stated above, dividends from net investment income and net capital gains, ordinarily, are declared and paid monthly or quarterly. A Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund.

Dividends paid out of a Fund's income and net realized short-term capital gains, if any, are generally taxable as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and foreign corporations, including Chinese corporations, with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains—a maximum of 15% (or 20% for individual shareholders with taxable income exceeding certain thresholds, which will be adjusted annually for inflation after 2013). Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.
Distributions in excess of a Fund's current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's NAV per Share and may be taxable to you as ordinary income or long-term capital gains even though, from an investment standpoint, the distribution may constitute a return of capital.
By law, a Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided your taxpayer identification number or social security number.
Taxes on Share Sales
Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain, taxable at the rates mentioned above for individual shareholders, or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares for one year or less. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
The Trust has adopted a distribution plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act . Under the 12b-1 Plan, each Fund is authorized to pay fees for distribution related expenses and/or for providing services to shareholders of up to 0.25% of the Fund’s average daily net assets each year.
No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.
However, in the event the Board of Trustees approves charging 12b-1 fees in the future, because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
Additional Payments to Intermediaries
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
PGI and its affiliates may, out of their own resources, pay amounts to intermediaries that support the distribution or marketing of shares of the Funds or provide services to Fund shareholders.
In some cases, PGI, the Distributor, or their respective affiliates will provide payments or reimbursements in connection with the costs of conferences and seminars, and educational, training and marketing efforts related to the Fund. Such activities may be sponsored by intermediaries, PGI, or the Distributor. Additional costs paid or reimbursed may include travel, lodging, entertainment, meals and small gifts. In some cases, PGI or the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the SAI.

The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend a Fund over another investment. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
FUND ACCOUNT INFORMATION
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Reservation of Rights
The Trust reserves the right to amend or terminate a Fund, as well as certain terms related to a Fund, described in this prospectus. Shareholders will be notified of any such action to the extent required by law.
Householding
Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of certain shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.
Section 12(d)(1)
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1).

Underlying Indices
The Nasdaq Global Millennial Opportunity Index (NQGMOI)
The Nasdaq Global Millennials Opportunity Index is designed to provide exposure to companies within the Nasdaq Global Index that are impacted by the spending and lifestyle activities of the Millennial generation, which refers to people born from 1980 to the mid-2000s. Index eligibility is limited to specific security types. To be eligible for inclusion in the Index, a security must be a component of the Nasdaq Global Index. However, a security that is not a component of the Nasdaq Global Index may be eligible if it is listed on an eligible global exchange and otherwise meets all of the eligibility criteria.
Each security's exposure to Millennials is determined using a proprietary, multi-step research process. First, fundamental research is conducted on trends related to the millennial generation, including but not limited to: consumer spending data, consumer behavior, technology and demographics. Based on this analysis, key categories are identified that appear to be most reflective of how the millennial generation spends time and money. As of May 22, 2016, eight key themes related to Millennials have been identified: technology (such as devices, eCommerce, apps, and games); consumer goods (such as clothing and travel); drinking, dining, and health/wellness; households; financials (such as FinTech and wealth management); education; women as consumers (including child care, clothing, beauty and cosmetics); and sharing economy (such as car rental, lending services, and self storage). These themes may change over time.
Using a variety of sources (including, but not limited to: industry reports, investment research and financial statements published by companies), companies with significant exposures to these themes are identified. Companies identified at this stage are then considered for further analysis, which ultimately determines their eligibility for inclusion in the Index.
In the final step of the research process, companies are evaluated based on quantitative and qualitative factors using the fundamental research conducted on trends related to the millennial generation. A composite analysis scores these companies to determine the companies that are most reflective of Millennial companies. Each is identified as having low, medium, or high exposure to Millennials based on the materiality of the company's exposure to Millennial-related themes and the potential role of Millennials in driving long-term growth.
To be eligible for the Index, a security must have high or medium exposure to Millennials. "Medium exposure" means that Millennials-related products, technologies, services and solutions are an important factor of the company's business model, strategy and research and development, and are material to sales and/or growth. "High exposure" means that Millennials-related products, technologies, services and solutions are core to the company's business model, strategy and research and development, and are material to sales and/or growth.
Securities with a market capitalization of less than $200M are excluded from being eligible for the Index, as are duplicative securities (where companies are listed more than once). Certain other securities may be excluded from the Index due to operational concerns, for example, where it is difficult to gain access to the market for the securities. Securities are also excluded if certain extraordinary events have recently occurred, such as large-scale investigations or charges against key executives.
The remaining securities are then ranked based upon the following two factors: quality growth and value. Every security receives a rank based upon the scores for these two factors. Each of these two factors are then combined and equally weighted.
Securities of companies having high exposure to Millennials receive 70% of the weight of the index. High exposure securities are broken down into two groups: large cap (40% index weight) and small-mid-cap (30% index weight) and weighted as follows:

•	High exposure, large cap securities in the top 50% of the two factor ranking receive 24% index weight;

•	High exposure, large cap securities in the bottom 50% of the two factor ranking receive 16% index weight;

•	High exposure, small-mid cap securities in the top 50% of the two factor ranking receive 18% index weight; and

•	High exposure, small-mid cap securities in the bottom 50% of the two factor ranking receive 12% index weight.
Securities of companies having medium exposure to Millennials receive 30% of the weight of the index. In order to receive a weight in the index, medium exposure securities must be ranked in the top 50% of the two factor ranking with respect to their large or small-mid-cap counterparts.

•	Medium exposure, large cap securities in the top 50% of the two factor ranking receive 20% index weight;

•	Medium exposure, small-mid cap securities in the top 50% of the two factor ranking receive 10% index weight.

As described above, there are six eligible buckets of securities. Securities within each of the six assigned buckets are equally weighted.

1.	Large cap, high exposure to Millennials, top 50% of the two factor ranking system (24% index weight)

2.	Large cap, high exposure to Millennials, bottom 50% of the two factor ranking system (16% index weight)

3.	Small-mid-cap, high exposure to Millennials, top 50% of the two factor ranking system (18% index weight)

4.	Small-mid-cap, high exposure to Millennials, bottom 50% of the two factor ranking system (12% index weight)

5.	Large cap, medium exposure to Millennials, top 50% of the two factor ranking system (20% index weight)

6.	Small-mid-cap, medium exposure to Millennials, top 50% of the two factor ranking system (10% index weight)
The Index is evaluated once per year in March. As of September 30, 2016, there were 111 constituents in the Index.
The Nasdaq U.S. Healthcare Innovators Index (NQGHCIN)
The Nasdaq US Healthcare Innovators Index is designed to provide exposure to non-mega cap US Health Care companies within the Nasdaq US Benchmark Index that are "non-earners," which refers to early-stage companies that are not yet consistently profitable. Index eligibility is limited to specific security types only. To be eligible for inclusion in the Index, a security must be a component of the Nasdaq US Benchmark Index and each security must be classified as Health Care according to the Industry Classification Benchmark (ICB).
Securities are ranked based upon their market cap and liquidity. Those securities not ranked in the top 150 securities of the Nasdaq US Benchmark Index by market cap are deemed eligible. If in the index in the prior period, those securities with a rank in the top 80% by average daily dollar trading volume (ADDTV) of the Nasdaq US Benchmark Index are deemed eligible. For new securities to be eligible they must satisfy a liquidity threshold, using a 3-month ADDTV, of being in the Top 70% most liquid names with Nasdaq US Benchmark Index. Lastly, securities considered to be non-earners by means of having negative earnings over the prior 4, prior 8 or future 4 quarters at least half of the time are deemed eligible. The index is evaluated semi-annually in April and October and employs a modified market cap weighting methodology. Final eligible securities receive a maximum weight of 3% and all excess weight is distributed proportionally across the remaining index securities.
As of September 30, 2016, there were 148 constituents in the Index.
The Nasdaq US Price Setters Index (NQPRCE)
The Nasdaq US Price Setters Index (NQPRCE) is designed to provide exposure to US companies within the Nasdaq US Large Mid Cap Index which exhibit high degrees of pricing power. The universe of securities is screened by a series of quantitative and qualitative factors. The top-ranked securities are then selected, and a proprietary weighting methodology is applied. Index eligibility is limited to specific security types only. To be eligible for inclusion in the Index, a security must be a component of the Nasdaq US Large Mid Cap Index (NQUSBLM) and must be a top 550 name by market capitalization.
Securities are ranked based upon the following eleven factors: Earnings per share ("EPS") Growth (1 year), EPS Growth (3 year), operating margin, operating margin growth (1 year), 12 months return volatility, sales growth (3 year), return on equity, the coefficient of variation of 7 year EPS, earning quality, the standard deviation of 7 year operating margin, and the coefficient of variation of second fiscal year EPS estimate. The average of the 11 factor scores is taken to create one score in a scale of 1 to 10 (1 = best). Then, a final rank is created based upon the average score of each security, with full market cap determining the outcome if there is a tie. Lastly, the top 150 securities by final rank are selected. The Index employs a modified equal dollar weighting methodology such that securities in the top 50 by rank receive 50% of the index weight, the top 51-100 receive 35% of the index weight, and the top 101-150 receive 15% of the index weight. Each security’s Index market value is rebalanced in March to an equal dollar value corresponding to an equal percent weight within each bucket of 50 securities, with the aggregate market value of the Index totaling the unadjusted market value of the eligible securities. In short, the top 50 names receive a weight of 1.0% each, the following 51-100 securities receive a weight of 0.7% each and the following 101-150 securities receive a weight of 0.3% each.
As of September 30, 2016, there were 149 constituents in the Index.
The Nasdaq US Shareholder Yield Index (NQSHYL)
The Nasdaq US Shareholder Yield Index (NQSHYL) is designed to provide exposure to US companies within the Nasdaq US Large MidCap Index (NQUSBLM) which exhibit high degrees of sustainable shareholder yield. The universe of securities is screened by a series of quantitative and qualitative factors. The top-ranked securities are then selected, and a proprietary weighting methodology is applied. Index eligibility is limited to specific security types only. To be eligible for inclusion in the Index, a security must be a component of the Nasdaq US Large MidCap Index and the security must have paid a regular dividend in the prior year.

Securities are ranked based upon the following nine factors: dividend yield, buyback yield, dividend payout per share, free cash flow to price, free cash flow growth 3-year Sharpe ratio, EBITDA to debt ,dividend yield historical valuation (3-year and 5-year), dividend growth (1-year, 3-year and 5-year), and free cash flow (1-year, 3-year and 5-year). The average of the nine factor scores is taken to create one score in a scale of 1 to 10 (1 = best). Then, a final rank is created based upon the average score of each security with total shareholder yield (dividend yield + buyback yield) determining the outcome if there is a tie. Lastly, the final decile score (scale of 1 to 10; 1=best) is created by utilizing the final rank. Securities in the top two deciles are then selected. The Index employs a modified equal dollar weighting methodology such that securities in the top two deciles receive 65% and 35% of the index weight, respectively. Each security’s Index market value is rebalanced in March to an equal dollar value corresponding to an equal percent weight within each decile.
As of September 30, 2016, there were 135 constituents in the Index.
Other Information
With respect to indices licensed from Nasdaq®, PGI retains the right, title and interest in the rules-based algorithm used to construct the respective indices.

Principal Millennials Index ETF, Principal Healthcare Innovators Index ETF, Principal Price Setters Index ETF and Principal Shareholder Yield Index ETF
Nasdaq®, Nasdaq Global Millennial Opportunity Index, Nasdaq U.S. Healthcare Innovators Index, Nasdaq U.S. Price Setters Index and Nasdaq U.S. Shareholder Yield Index (the "Nasdaq Indexes"), are registered trademarks of NASDAQ, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by PGI. The above-named Funds are not sponsored, endorsed, sold or promoted by the Corporations. The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Indexes to track general stock market performance. Except where NASDAQ serves as a fund's listing agent, the Corporations' only relationship to PGI (“Licensee”) is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the Indexes which are determined, composed and calculated by NASDAQ without regard to Licensee or the Funds. NASDAQ has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Indexes or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the product(s), or any other person or entity from the use of the Indexes or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.
The Corporations do not guarantee the accuracy or completeness of the data on which the Indicative Optimized Portfolio Value (IOPV) calculations are based or the actual computation of the value of the IOPV, nor shall the Corporations be responsible for any delays in the computation or dissemination of the IOPV values. The Corporations make no warranty, express or implied, as to results to be obtained by the Funds, owners of the Funds, or any other person or entity from the use of the IOPV(s) or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the IOPV(s) or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects returns for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Exchange-Traded Funds Annual Report to Shareholders for the fiscal year ended June 30, 2016, which is available upon request, and incorporated by reference into the SAI.
To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-787-1621.

Financial Highlights
Principal Exchange-Traded Funds

Principal EDGE Active Income ETF
2016(a)
For a share outstanding for the period ended June 30:

Net asset value, beginning of period	$40.00

Investment Operations:
Net investment income (loss)(b)	2.13
Net realized and change in unrealized loss	(1.39)
Total from investment operations	0.74

Dividends and Distributions to Shareholders from:
Net investment income	(1.62)
Total dividends and distributions to stockholders	(1.62)
Net asset value, end of period	$39.12
Total Return:(c)	2.13%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$265,013
Ratio of expenses to average net assets(d)(e)	0.85%
Ratio of gross expenses to average net assets(d)	1.34%
Ratio of net investment income (loss) to average net assets(d)	5.99%
Portfolio turnover rate(f)	34.3%

(a)	Period from July 8, 2015, date operations commenced, through June 30, 2016.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Includes reimbursements from the Manager.
(f)	Portfolio turnover rate excludes in-kind transactions.

Financial Highlights
Principal Exchange-Traded Funds

Principal Price Setters Index ETF
2016(a)
For a share outstanding for the period ended June 30:

Net asset value, beginning of period	$25.00

Investment Operations:
Net investment income (loss)(b)	0.09
Net realized and change in unrealized gain (loss)	0.99
Total from investment operations	1.08
Net asset value, end of period	$26.08
Total Return:(c)	4.31%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$6,519
Ratio of expenses to average net assets(d)	0.40%
Ratio of net investment income (loss) to average net assets(d)	1.32%
Portfolio turnover rate(d)(e)	0.0%

(a)	Period from March 21, 2016, date operations commenced, through June 30, 2016.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

Principal Shareholder Yield Index ETF
2016(a)
For a share outstanding for the period ended June 30:

Net asset value, beginning of period	$25.00

Investment Operations:
Net investment income (loss)(b)	0.18
Net realized and change in unrealized loss	(0.53)
Total from investment operations	(0.35)
Net asset value, end of period	$24.65
Total Return:(c)	(1.39)%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$6,163
Ratio of expenses to average net assets(d)	0.40%
Ratio of net investment income (loss) to average net assets(d)	2.73%
Portfolio turnover rate(d)(e)	7.1%

(a)	Period from March 21, 2016, date operations commenced, through June 30, 2016.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

APPENDIX A – DESCRIPTION OF BOND RATINGS
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody's global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.1

[1]
For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE:
Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*

*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also by subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designed SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, reliable liquidity support, or broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of S&P Global Ratings' Credit Rating Definitions:
S&P Global's credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration obligors such as guarantors, insurers, or lessees.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global from other sources S&P Global considers reliable. S&P Global does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC,	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant

CC, and C:
speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meeting its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P Global does not rate a particular type of obligation as a matter of policy.
SHORT-TERM CREDIT RATINGS: Short-Term credit ratings are forward-looking opinions of the likelihood of timely payment of obligations having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3:	A speculative capacity to pay principal and interest.
Fitch, Inc. Rating Definitions:
Fitch’s credit ratings are forward looking and typically attempt to assess the likelihood of repayment by the obligor at “ultimate/final maturity” and thus material changes in economic conditions and expectations (for a particular issuer) may result in a rating change. Credit ratings are opinions on relative credit quality and not a predictive measure of specific default probability.
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. ‘A’ ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

D:	Default. ‘D’ ratings indicate an issuer has entered into bankruptcy filings, administration, receivership, liquidation or which has otherwise ceased business.
Note: The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with speculative grade ratings.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

ADDITIONAL INFORMATION
Additional information about the Fund is available in the Statement of Additional Information dated November 1, 2016, which is incorporated by reference into this prospectus. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Statement of Additional Information and each Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Exchange Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website www.PrincipalETFs.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-787-1621.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.
The Fund has entered into a management agreement with Principal Global Investors, LLC (“PGI”). The Fund and/or PGI, on behalf of the funds, enter into contractual arrangements with various parties, including, among others, the funds’ distributor, transfer agent and custodian, who provide services to the funds. These arrangements are between the Fund and/or PGI and the applicable service provider. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these arrangements. Such arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against PGI or any other service provider, either directly or on behalf of the Fund or any individual series (or fund).
This prospectus provides information that you should consider in determining whether to purchase shares of a fund. This prospectus, the Statement of Additional Information, or the contracts that are exhibits to the Fund’s registration statement are not intended to give rise to any agreement or contract between the Fund and/or any fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The U.S. government does not insure or guarantee an investment in any Funds.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Principal Bank or any other financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Exchange-Traded Funds SEC File 811-23029